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Exhibit 10.11(b)

[AMPHASTAR PHARMACEUTICALS, INC. LETTERHEAD]

December 6, 2004

Cathay Bank
7777 North Broadway
Los Angeles, CA 90012
Attention:    James Lin, Senior Vice President & Manager

Re: Amendment to Convertible Loan Principal Agreement

Gentlemen:

This is to confirm the terms of our amendment to the revolving line of credit between Cathay Bank and Amphastar Pharmaceuticals, Inc. dated March 20, 2001, as amended (the "Agreement").

For valuable consideration, receipt of which is hereby acknowledged by Cathay Bank, Cathay Bank hereby waives all covenant defaults (including prospective defaults) by Amphastar under the Agreement for the period from January 1, 2004 through December 31, 2004.

To signify your acceptance to the foregoing, please execute this Amendment in the space provided below and fax it back to me at 909-980-6139.

Sincerely,

AMPHASTAR PHARMACEUTICALS, INC.

By	/s/ JACK ZHANG Jack Zhang Chief Executive Officer

AGREED AND ACCEPTED:

CATHAY BANK

By	/s/ JAMES LIN James Lin Senior Vice President & Manager

[CATHAY BANK LETTERHEAD]

November 24, 2004

Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

Attn:	Dr. Jack Zhange President

RE:	Line of Credit in the amount of $6,200,000.00 Under Amphastar Pharmaceuticals, Inc.

Dear Dr. Zhang:

We are pleased to advise you that Cathay Bank has approved to extend the maturity date on your existing line of credit in the amount of $6,200,000.00 under Amphastar Pharmaceuticals, Inc. from May 31, 2005 to November 30, 2005.

All other terms and conditions on subject line will remain unchanged. Please indicate your agreement with and acceptance of the above change by returning to us a copy of this letter. We will then proceed with all the necessary loan documents for your execution thereafter.

Sincerely yours,

/s/ JAMES P. LIN James P. Lin Senior Vice President & Manager Corporate Commercial Loan Dept. & International Banking	/s/ ANTHONY M. TANG Anthony M. Tang Senior Executive Vice President

Agreed and Accepted,

Amphastar Pharmaceuticals, Inc.

By: /s/  JACK ZHANG

Date: 11/24 2004

[AMPHASTAR PHARMACEUTICALS, INC. LETTERHEAD]

November 1, 2004

Cathay Bank
7777 North Broadway
Los Angeles, CA 90012
Attention:    James Lin, Senior Vice President & Manager

Re:
Amendment to Convertible Loan Principal Agreement

Gentlemen:

This is to confirm the terms of our amendment to the revolving line of credit between Cathay Bank and Amphastar Pharmaceuticals, Inc. dated March 20, 2001, as amended (the "Agreement").

For valuable consideration, receipt of which is hereby acknowledged by Cathay Bank, Cathay Bank hereby waives all covenant defaults by Amphastar under the Agreement for the period from January 1, 2004 through September 30, 2004.

To signify your acceptance to the foregoing, please execute this Amendment in the space provided below and fax it back to me at 909-980-6139.

Sincerely,

AMPHASTAR PHARMACEUTICALS, INC.

By	/s/ JACK ZHANG Jack Zhang Chief Executive Officer

AGREED AND ACCEPTED:

CATHAY BANK

By	/s/ JAMES LIN James Lin Senior Vice President & Manager

MODIFICATION OF LOAN AGREEMENT

This Modification of Loan Agreement is dated April 6, 2004 between AMPHASTAR PHARMACEUTICALS, INC. ("Borrower") and CATHAY BANK, a California Banking Corporation ("Lender").

Borrower and Lender entered into a Loan Agreement ("Agreement") dated February 8, 2001. For good and valuable consideration, Borrower and Lender hereby modify the Agreement as follows:

  The Financial Covenants and Ratios (based on consolidated financial statement of Amphastar Pharmaceuticals, Inc. and International Medication Systems, Limited) is hereby modified to the Agreement

    1.
    Current Ratio. Maintain a Current Ratio in excess of 1.250 to 1.000. The term "Current Ratio" means Borrower's total Current Assets divided by Borrower's total Current Liabilities.

    2.
    Debt/Worth Ratio. Maintain a ratio of Debt/Worth not in excess of 0.750 to 1.000. The ratio "Debt/Worth" means Borrower's Total Liabilities divided by Borrower's Tangible Net Worth.

    3.
    Profitability shall be maintained by the Borrower starting 2004 and subsequent years indicating on the audited annual report as of December 31, 2004.

    4.
    Financial Statement. Furnish Lender with Borrower's consolidated balance sheet and income statement with International Medications Systems, Limited due within 60 days after the fiscal quarter end.

  The "Profit" on page 4 is hereby deleted from the Agreement.

  The Exhibit "A": Credit Facility dated April 6, 2004, replaces and supersedes any and all Exhibit "A" attached to the Agreement.

Continuing Validity. Except as expressly modified above, the terms of the original Loan Agreement, Deed of Trust and any Related Documents shall remain unchanged and Lender's right to require strict performance of any and all of the Loan Documents nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory notes or other Loan agreement secured by the Deed of Trust. It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, including accommodation makers, shall not be released by virtue of this modification. If any person who signed the original Agreement, Deed of Trust, and any Related Documents does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification but also to all such subsequent actions.

PRIOR TO SIGNING THIS MODIFICATION, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT AND ANY AND ALL RELATED DOCUMENTS.

AGREED TO AND ACCEPTED:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.		LENDER: CATHAY BANK

By:	/s/ JACK ZHANG JACK ZHANG, President	By:	/s/ JAMES LIN JAMES LIN, Senior Vice President

EXHIBIT "A": CREDIT FACILITY

This Exhibit "A" dated April 6, 2004 is attached hereto and made a part of that certain Business Loan Agreement ("Agreement") dated February 8, 2001 between AMPHASTAR PHARMACEUTICALS, INC., ("Borrower") and CATHAY BANK ("Lender"). This Exhibit supersedes any and all exhibits between Borrower and Lender.

Loan.    In addition to the Definition of Loan on Page 1 of the Agreement, the amount available for the Loan shall be referred to as the "Facility" or "Credit Facility".

DESCRIPTION OF CREDIT FACILITY.    Subject to the terms and conditions of the Agreement and upon satisfaction of the conditions set forth in the Agreement and the execution and delivery by Borrower to Lender of all requisite loan documents, Lender hereby has agreed to make available to Borrower Six M1llion Five Hundred Ninety Five Thousand Nine Hundred Four Dollars and 33/100 cents ($6,595,904.33) (the "Total Commitment") for the following purposes:

Facility A.	Up to $6,200,000.00 revolving line of credit for working capital needs.

Facility B.	A term loan with an outstanding balance of $121,037.99.

Facility C.	Four equipment term loans with an aggregate outstanding balance of $274,866.34

MAXIMUM ADVANCE.    Availability under the Credit Facility shall be reduced by the amount of advances to or for the benefit of the Borrower. However, in no event shall the maximum aggregate advances exceed the Credit Facility or the Total Commitment. Lender may, but shall have no obligation to, in its sole Commitment upon terms and conditions acceptable to Lender. Availability under the respective Facility or the Credit Facility shall at Lender's option without notice be reduced by the amount of any such overage. Any such temporary increases under the respective Facility or Credit Facility shall not constitute a permanent increase in the respective Facility or Credit Facility unless agreed in a written signed agreement by Lender.

Agreed and Accepted:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$6,200,000.00	04-30-2003	05-30-2004	18408074	BL 62 / 89		JL	JZ

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	AMPHASTAR PHARMACEUTICALS, INC. 11570 6th STREET RANCHO CUCAMONGA, CA 91730	Lender:	CATHAY BANK, a California Banking Corp. CORPORATE COMMERCIAL LOAN DEPARTMENT 777 NORTH BROADWAY LOS ANGELES, CA 90012

Principal Amount: $6,200,000.00	Date of Agreement: April 30, 2003

DESRIPTION OF EXISTING INDEBTEDNESS.    This is a modification of that certain $6,200,000.00 Promissory Note executed by the undersigned and dated February 8, 2001 (the "Note") subject to a Change in Terms Agreement dated April 26, 2002 and any and all renewals, extensions, modifications, refinancings, consolidations and substitutions thereof.

The Note is additionally subject to all the terms and conditions of a Business Loan Agreement dated February 8, 2001, subject to a Modification of Business Loan Agreement dated April 26, 2002 and of even date herewith and any and all modifications and replacements thereof.

DESCRIPTION OF COLLATERAL.    The Note continues to be secured by property as described in a UCC-1 Financing Statement and a Deed of Trust executed by respective Trustors on real property located in San Bernardino County, State of California.

DESCRIPTION OF CHANGE IN TERMS.    For good and valuable consideration, Lender and Borrower hereby agree to modify the Note as follows:

        1.     The maturity date of the Note is hereby extended to MAY 30, 2004, at which time the entire unpaid principal balance and accrued interest will be due and payable. The payment day is changed to the 30th of each month and the next scheduled monthly payment of accrued interest is due MAY 30, 2003, and all subsequent payments are due on the same day of each month after that.

        2.     The following minimum interest rate is added to the Note: NOTICE: Under no circumstances will the interest rate on the Note be less than 4.250% (the "Interest Rate Floor") or more than the maximum rate allowed by applicable law; provided, however, that if this Change in Terms Agreement changes the amount of the Interest Rate Floor, the new amount of the Interest Rate Floor will not be effective until such time (a) all conditions to the effectiveness of this Change in Terms Agreement are satisfied, (b) all documents required by Lender in connection with this Change in Terms Agreement have been received, and (c) Lender's internal loan department has made such adjustments to the Lender's automated loan system as may be necessary to change the amount of the Interest Rate Floor.

CONTINUING VALIDITY.    Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President of AMPHASTAR PHARMACEUTICALS, INC.

MODIFICATION OF LOAN AGREEMENT

This Modification of Business Loan Agreement is dated APRIL 30, 2003 between AMPHASTAR PHARMACEUTICALS, INC. ("Borrower") and CATHAY BANK, a California Banking Corporation ("LENDER").

Borrower and Lender entered into a Business Loan Agreement ("Agreement") dated FEBRUARY 8, 2001. For good and valuable consideration, Borrower and Lender hereby agree to modify the Agreement as follows:

  The Exhibit "A": Credit facility attached to the Agreement is hereby replaced by the Exhibit "A": Credit Facility of even date herewith and is attached to and made a part of the Agreement.

Continuing Validity.    Except as expressly modified above, the terms of the original Loan Agreement, the Deed of Trust, and any Related Documents shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of any and all of the Loan Documents nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory notes or other Loan Agreement secured by the Deed of Trust. It is the intention of Lender to retain as liable parties to the Deed of Trust and all parties, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Agreement, Deed of Trust and any Related Documents does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the Non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification but also to all such subsequent actions.

PRIOR TO SIGNING THIS MODIFICATION, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT AND ANY AND ALL RELATED DOCUMENTS.

AGREED TO AND ACCEPTED:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President

CATHAY BANK, a California Banking Corporation

By:	/s/ JAMES LIN James Lin, Senior Vice President

EXHIBIT "A": CREDIT FACILITY

This Exhibit "A" dated April 30, 2003 is attached hereto and made a part of that certain Business Loan Agreement ("Agreement") dated February 8, 2001 between AMPHASTAR PHARMACEUTICALS, INC., ("Borrower") and CATHAY BANK ("Lender"). This Exhibit supersedes any and all exhibits between Borrower and Lender.

Loan.    In addition to the Definition of Loan on Page 1 of the Agreement, the amount available for the Loan shall be referred to as the "Facility" or "Credit Facility".

DESCRIPTION OF CREDIT FACILITY.    Subject to the terms and conditions of this Agreement and upon satisfaction of the conditions set forth in the Agreement and the execution and delivery by Borrower to Lender of all requisite loan documents, Lender hereby has agreed to make available to Borrower SEVEN MILLION SEVENTY-THREE THOUSAND FIVE HUNDRED SIXTY-SEVEN AND 84/100 DOLLARS ($7,073,567.84) (the "Total Commitment") for the following specific purposes:

Facility A.	Up to $6,200,000.00 revolving line of credit for working capital needs.

Facility B.	A term loan with an outstanding balance of $240,803.40.

Facility C.	Four equipment term loans with an aggregate outstanding Balance of $632,764.44.

MAXIMUM ADVANCE.    Availability under the Credit Facility shall be reduced by the amount of advances to or for the benefit of the Borrower. However, in no event shall the maximum aggregate advances exceed the Credit Facility or the Total Commitment. Lender may, but shall have no obligation to, in its sole determination, approve borrowings in excess of the respective Facility or Total Commitment upon terms and conditions acceptable to Lender. Availability under the respective Facility or the Credit Facility shall at Lender's option without notice be reduced by the amount of any such overage. Any such temporary increases under the respective Facility or Credit Facility shall not constitute a permanent increase in the respective Facility or Credit Facility unless agreed in a written signed agreement by Lender.

AGREED TO AND ACCEPTED:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$6,200,000.00	04-30-2003	05-30-2004	18408074	BL 62 / 89		JL

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	AMPHASTAR PHARMACEUTICALS, INC. 11570 6th STREET RANCHO CUCAMONGA, CA 91730	Lender:	CATHAY BANK, a California Banking Corp. CORPORATE COMMERCIAL LOAN DEPARTMENT 777 NORTH BROADWAY LOS ANGELES, CA 90012

LOAN TYPE.    This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,200,000.00 due on May 30, 2004. A margin of 0.000% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower's request. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN.    The primary purpose of this loan is for:

          ☐    Personal, Family, or Household Purposes or Personal Investment.

          ☒    Business (Including Real Estate Investment).

SPECIFIC PURPOSE.    The specific purpose of this loan is: To modify the existing working capital line. Original purpose was to finance the set up costs for production of a generic drug.

FLOOD INSURANCE.    As reflected on Flood Map No. 06071C8633F dated 03-18-1996, for the community of City Rancho Cucamonga, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS.    Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $6,200,000.00 as follows:

Undisbursed Funds:	$6,200,000.00

Note Principal:	$6,200,000.00

CHARGES PAID IN CASH.    Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$5,777.50
$5,777.50 Loan Extension Fees (Cathay Bank)
Other Charges Paid in Cash:	$422.50
$72.50 UCC Search Fee
$100.00 PIRT Report Fee (Chicago Title Co.)
$250.00 Documentation Fee (Cathay Bank)

Total Charges Paid in Cash:	$6,200.00

LIEN RELEASE FEES.    In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender's security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $64.00.

ESTIMATES.    Fees and charges are estimated as of the anticipated closing date of this transaction. Borrower understands that these charges may vary from the actual costs and Borrower agrees to pay the actual charges upon Lender's request.

UNDISBURSED LOAN PROCEEDS.    The undisbursed funds will vary if any advances are made before the completion of this transaction.

METHOD OF PAYMENT OF FEES AND CHARGES.    ☐  By Check    ☒  By Debit to Checking Account Number 14012529.

FINANCIAL CONDITION.    BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 30, 2003.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President of AMPHASTAR PHARMACEUTICALS, INC.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$6,200,000.00	04-30-2003	05-30-2004	18408074	BL 62 / 89		JL	JZ

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	AMPHASTAR PHARMACEUTICALS, INC. 11570 6th STREET RANCHO CUCAMONGA, CA 91730	Lender:	CATHAY BANK, a California Banking Corp. CORPORATE COMMERCIAL LOAN DEPARTMENT 777 NORTH BROADWAY LOS ANGELES, CA 90012

Principal Amount: $6,200,000.00	Date of Agreement: April 26, 2002

DESRIPTION OF EXISTING INDEBTEDNESS.    This is a modification of that certain $6,200,000.00 Promissory Note executed by the undersigned and dated February 8, 2001 (the "Note") and any and all renewals, extensions, modifications, refinancings, consolidations and substitutions thereof.

The Note is additionally subject to all the terms and conditions of a Business Loan Agreement dated February 8, 2001, subject to a Modification of Business Loan Agreement of even date herewith and any and all modifications and replacements thereof.

DESCRIPTION OF COLLATERAL.    The Note continues to be secured by property as described in a UCC-1 Financing Statement and a Deed of Trust executed by respective Trustors on real property located in San Bernardino County, State of California.

DESCRIPTION OF CHANGE IN TERMS.    For good and valuable consideration, Lender and Borrower hereby agree to modify the Note as follows:

        1.     The maturity date on the interest only period is extended to May 20, 2003, at which time the entire unpaid principal balance and accrued interest will be due and payable. The next scheduled monthly payment of accrued interest is due May 20, 2002, and all subsequent payments are due on the same day of each month after that.

        2.     The Note is changed to a revolving line of credit upon completion of this transaction.

        3.     The Mini-Term Loan Period under the payment section and Payment Application provision are deleted in its entirety.

CONTINUING VALIDITY.    Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President of AMPHASTAR PHARMACEUTICALS, INC.

MODIFICATION OF BUSINESS LOAN AGREEMENT

This Modification of Business Loan Agreement is dated APRIL 26, 2002 between AMPHASTAR PHARMACEUTICALS, INC. ("Borrower") and CATHAY BANK, a California Banking Corporation ("LENDER").

Borrower and Lender entered into a Business Loan Agreement (Assed Based) ("Agreement") dated February 8, 2001. For good and valuable consideration, Borrower and Lender hereby modify the Agreement as follows:

  The Exhibit "A": Credit Facility dated April 26, 2002, replaces and supersedes any and all Exhibit "A" attached to the Agreement.

Continuing Validity.    Except as expressly modified above, the terms of the original Business Loan Agreement, the Deed of Trust, and any Related Documents shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of any and all of the Loan Documents nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory notes or other Loan Agreement. It is the intention of Lender to retain as liable all parties to the Deed of Trust, and all parties, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Agreement, and any Related Documents does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the Non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification but also to all such subsequent actions.

PRIOR TO SIGNING THIS MODIFICATION, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT AND ANY AND ALL RELATED DOCUMENTS.

AGREED TO AND ACCEPTED:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President

CATHAY BANK, a California Banking Corporation

By:	/s/ JAMES LIN James Lin, Senior Vice President & Manager

EXHIBIT "A": CREDIT FACILITY

This Exhibit is dated APRIL 26, 2002 and is attached hereto and made a part of that certain Business Loan Agreement ("Agreement") between AMPHASTAR PHARMACEUTICALS, INC. ("Borrower") and CATHAY BANK ("Lender"). This Exhibit supersedes all prior exhibit "A" between Lender and Borrower.

Loan.    In addition to the Definition of Loan on Page 1 of the Agreement, the amount available for the Loan shall be referred to as the "Facility" or "Credit Facility".

DESCRIPTION OF CREDIT FACILITY.    Subject to the terms and conditions of this Agreement and upon satisfaction of the conditions set forth in the Agreement and the execution and delivery by Borrower to Lender of all requisite loan documents, Lender hereby has agreed to make available to Borrower NINE MILLION FIVE HUNDRED SEVENTY-EIGHT THOUSAND FOUR HUNDRED NINETY-SEVEN and 51/100 DOLLARS ($9,578,497.51) ("Total Commitment"). Within the Commitment Amount, Borrower is allowed to draw on the Facility and apply as follows:

Facility A:	Up to $6,200,000.00 revolving line of credit for working capital needs.

Facility B:	Up to $2,000,000.00 for purchasing unlisted company's stock (API) under the Key Employee Stock Incentive Plan.

Facility C:	A term loan with an outstanding balance of $353,150.03.

Facility D:	Four equipment term loans with an aggregate outstanding balance of $1,025,347.48.

Availability under the Credit Facilities shall be reduced by the amount of outstanding issuances or advances to or for the benefit of the Borrower. However, in no event shall the maximum aggregate issuances and advances exceed the Credit Facility or the Total Commitment. Lender may, but shall have no obligation to, in its sole determination, approve borrowings in excess of the respective facility or Total Commitment upon terms and conditions acceptable to Lender. Availability under the respective facility or the credit Facility shall at Lender's option without notice be reduced by the amount of any such overage. Any such temporary increases under the respective facility or Credit Facility shall not constitute a permanent increase in each respective facility or Credit Facility unless agreed in a written signed agreement by Lender.

AGREED AND ACCEPTED:

BORROWER: AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG JACK ZHANG, President

CATHAY BANK, a California Banking Corporation

By:	/s/ JAMES LIN James Lin, Senior Vice President & Manager

BUSINESS LOAN AGREEMENT

THIS AGREEMENT SUPERSEDES ALL PRIOR BUSINESS LOAN AGREEMENTS

Principal	Loan Date	Maturity	Loan No	Call	Collateral	Account	Officer	Initials
$6,200,000.00	02-08-2001	02-20-2006	610040016	BL 66	89		JL	JZ

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:	AMPHASTAR PHARMACEUTICALS, INC. (TIN: 33-0702205) 11570 6th STREET RANCHO CUCAMONGA, CA 91730	Lender:	CATHAY BANK, a California Banking Corporation INTERNATIONAL DEPARTMENT 777 NORTH BROADWAY LOS ANGELES, CA 90012

THIS BUSINESS LOAN AGREEMENT between AMPHASTAR PHARMACEUTICALS, INC. ("Borrower") and CATHAY BANK, a California Banking Corporation ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any loan by Lender at all limes shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of February 8, 2001, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United Stales of America.

  Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

  Borrower. The word "Borrower" means AMPHASTAR PHARMACEUTICALS, INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

  CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

  Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

  Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

  Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

  ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

  Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

  Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

  Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

  Indebtedness. The word "Indebtedness" means and Includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others, whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

  Lender. The word "Lender" means CATHAY BANK, a California Banking Corporation, its successors and assigns.

  Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

  Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

  Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

  Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure Indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

  Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties,

  security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

  Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing or creating a Security Interest.

  Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

  SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

  Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

  Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

  Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

  Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests, (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

  Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

  Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

  Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

  No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

  Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

  Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

  Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

  Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

  Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under any other name for at least the last five (5) years.

  Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnity and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnity, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

  Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or the events, if any, that have been disclosed to and acknowledged by Lender in writing.

  Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

  Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

  Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

  Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

  Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA)

  has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

  Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 11570 6th STREET, RANCHO CUCAMONGA, CA 91730. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

  Year 2000. Borrower warrants and represents that all software utilized in the conduct of Borrower's business will have appropriate capabilities and compatibility for operation to handle calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 1999. Further, Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the software include the indication of the century.

  Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect in the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

  Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

  Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

  Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

  Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

  Financial Covenants and Ratios. Comply with the following covenants and ratios:

    Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 0.70 to 1.00.

    Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of 1.70 to 1.00. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

  Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request or Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each Insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

  Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

  Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

  Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: To finance the set up costs for production of a generic drug.

  Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

  Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

  Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

  Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

  Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

  Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

  Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

  Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest I, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

  Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

  Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

MAINTAIN OPERATING CHECKING ACCOUNT WITH LENDER. Borrower shall at all times while the Loans are outstanding, maintain its primary checking account with Lender with specific authorization to Lender to debit said checking account for payments and fees due under loans/advances as they become due and payable.

AMENDMENT TO AFFIRMATIVE COVENANTS. In addition to the Affirmative Covenants above, Borrower will:

        1.     Notice of Litigation. Promptly give notice to Lender in writing of any proceedings (whether or not purportedly on behalf of Borrower) against Borrower involving an amount in excess of $25,000.00 not fully covered by insurance.

        2.     Financial Compliance Statements. Furnish Lender with certification of Non-Default and Covenant Compliance Calculation on forms furnished by Lender together with the financial information requested.

        3.     Additional Information. Furnish Lender with copy of tax return within 15 days after filing.

        4.     Equipment Purchases. Furnish Lender with Seller Warranty and Service Agreement and Certification of Acceptance-Equipment Financing forms upon the purchase of equipment under the credit facility made on or about December 23, 1999.

        5.     Financial Statements. Furnish Lender with, as soon as available, but in no event later than 150 days after the end of each fiscal year, Borrower's balance sheet and income statement audited by a certified public accountant and no later than 90 days after the end of each fiscal year prepared by Borrower and satisfactory to Lender, and as soon as available, but in no event later than 60 days after the end of each calendar quarter, Borrower's and International Medication Systems, Limited's consolidated balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under the Agreement shall be prepared in accordance with general accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

        6.     Profit. Maintain a net profit of not less than 6% of net sales beginning year 2001 (based on consolidated financial statements with International Medication Systems, Limited).

        7.     Additional Condition. Record all revenues, profits and trading assets generated from the production of the generic drug that is financed by this line of credit in Borrower's books.

AGING REPORTS. No later than 15 days after the end of each calendar quarter, Borrower shall furnish Lender with quarterly comprehensive aging reports for accounts receivable, accounts payable and inventory.

EXHIBIT "A": CREDIT FACILITY. An exhibit, titled "EXHIBIT "A": CREDIT FACILITY," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

  Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

  Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

  False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

  Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

  Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property,

  any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

  Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

  Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

  Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

  Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

  Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of LOS ANGELES County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

  Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

  Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

  Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

  Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

  Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

  Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

  Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this

  Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

  Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

  Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

  Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND ITS TERMS. THIS AGREEMENT IS DATED AS OF FEBRUARY 8, 2001.

BORROWER:
AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ JACK ZHANG Jack Zhang, President
LENDER:
CATHAY BANK, a California Banking Corporation
By:	/s/ JAMES LIN Authorized Officer

EXHIBIT "A": CREDIT FACILITY

This Exhibit "A" is attached to and made a part of that certain Business Loan Agreement ("Agreement") dated February 8, 2001 between AMPHASTER PHARMACEUTICALS, INC., ("Borrower") and CATHAY BANK ("Lender"). This exhibit shall replace and supersede all prior exhibits.

Loan. In addition to the Definition of Loan on Page 1 of the Agreement, the amount available for the Loan shall be referred to as the "Facility" or "Credit Facility".

DESCRIPTION OF CREDIT FACILITY. Subject to the terms and conditions of this Agreement and upon satisfaction of the conditions set forth in the Agreement and the execution and delivery by Borrower to Lender of all requisite loan documents, Lender hereby has agreed to make available to Borrower TWELVE MILLION THREE HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($12,340,000.00) (the "Total Commitment") for the following purposes:

Facility A.	Up to $6,200,000.00 shall be available for the set up costs for production of a generic drug.
Facility B.	Up to $4,000,000.00 for working capital needs.
Facility C.	Up to $1,640,000.00 term loan to finance the of equipment.
Facility D.	Up to $500,000.00 term loan to finance the purchase of equipment.

Availability under each Facility shall be reduced by the amount of outstanding advances to or for the benefit of the Borrower. However, in no event shall the maximum aggregate advances exceed the Credit Facility or the Total Commitment. Lender may, but shall have no obligation to, in its sole determination, approve borrowings in excess of the respective Facility or Total Commitment upon terms and conditions acceptable to Lender. Availability under the respective Facility or the Credit Facility shall at Lender's option without notice be reduced by the amount of any such overage. Any such temporary increases under the respective Facility or Credit Facility shall not constitute a permanent increase in the respective Facility or Credit Facility unless agreed in a written signed agreement by Lender.

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Exhibit 10.11(b)